Exhibit 99.1

CROSSINGBRIDGE ADVISORS, LLC

CARVE-OUT OF COHANZICK MANAGEMENT, LLC

“CROSSINGBRIDGE  CARVE-OUT”

Interim Financial Statements

As of March 31, 2022

CROSSINGBRIDGE CARVE-OUT

Balance Sheet

As of March 31, 2022

ASSETS

Current Assets:
Investments in securities, at fair value (cost $2,275,282)	$2,262,239
Cash and cash equivalents	642,672
Accounts receivable	649,854

Total Current Assets	3,554,765

TOTAL ASSETS	$3,554,765

LIABILITIES AND MEMBER'S EQUITY

Current Liabilities:
Accrued expenses	$406,344

Long Term Liabilities:
Due to member	1,794,895

Total Liabilities	2,201,239

Member's Equity	1,353,526

TOTAL LIABILITIES AND MEMBER'S EQUITY	$3,554,765

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Operations

For the Period From January 1, 2022 through March 31, 2022

Revenues:
Fee Income	$1,707,124

Operating expenses:
Compensation and benefits	756,643
Other operating expenses	57,665
Computer expenses	28,878
Professional fees	1,200
Research	3,871
Mutual fund expenses	47,972
Travel and entertainment	12,078
Insurance	34,358
Total operating expenses	942,665

Income from operations	764,459

Other income (expenses):
Dividend income	9,792
Interest income	7
Unrealized loss on investments	(12,641)

Total other income (expenses)	(2,842)

Net income	$761,617

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Changes in Member's Equity

For the Period From January 1, 2022 through March 31, 2022

Member's Equity - January 1, 2022	$591,909

Capital Contributions	—

Capital Distributions	—

Net Income	761,617

Member's Equity - March 31, 2022	$1,353,526

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Statement of Cash Flows

For the Period From January 1, 2022 through March 31, 2022

Increase (Decrease) in Cash

Cash flows from operating activities:

Net income	$761,617

Adjustments needed to reconcile net income with net cash provided by operating activities:
Increase in accounts receivable	(138,606)
Decrease in other current assets	4,567
Increase in accrued expenses	321,717

Net cash provided by operating activities	949,295

Cash flows from investing activities:
Decrease in investments in securities	2,849

Net cash provided by investing activities	2,849

Cash flows from financing activities:
Decrease in due to member	(1,582,396)

Net cash used in financing activities	(1,582,396)

Net decrease in cash	(630,252)

Cash - January 1, 2022	1,272,924

Cash - March 31, 2022	$642,672

Supplementary Disclosures

Interest paid	—

The accompanying notes are an integral part of these financial statements.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

March 31, 2022

(1)        Organization and Summary of Significant Accounting Policies

Organization:

The Company was formed as a limited liability company on December 23, 2016 under the laws of the State of Delaware.  The Company is engaged in providing investment management and advisory services. Effective February 17, 2017, the Company became registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.

Basis of Accounting:

The accompanying financial statements have been prepared using the accrual basis of accounting.  CrossingBridge Advisors, LLC is a 100% wholly owned subsidiary of Cohanzick Management, LLC.  The CrossingBridge Advisors, LLC carve-out is part of the Cohanzick Management, LLC financial statements. The financial statements of the Company reflect the assets, liabilities, revenue, and expenses directly attributable to the Company, as well as allocations deemed reasonable by management, to present the financial position, statement of operations, statement of changes in member’s equity, and statement of cash flows of the Company on a stand-alone basis and do not necessarily reflect the financial position, statement of operations, statement of changes in member’s equity, and statement of cash flows of the Company in the future or what they would have been had the Company been a separate, stand-alone entity during the period presented.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at year-end and the reported amounts of revenues and expenses during the year.  Actual results could differ from these estimates.

Income Taxes:

In as much as the Company has a single member, it is treated as a disregarded entity for income tax purposes.  Consequently, Federal and state income taxes have not been provided for as its single member is taxed directly on the Company’s earnings.  During the period ending March 31, 2022 the Company’s single member made a PTET (pass-through entity tax) election with New York State.  The PTET is an optional tax that partnerships or New York S corporations may annually elect to pay on certain income for tax years beginning on or after January 1, 2021.  If an eligible partnership or New York S corporation elects to pay the PTET, its partners, members, or shareholders subject to personal income tax may be eligible for a PTET credit on their New York State income tax returns.  The Company’s carve-out piece of the 2022 PTET election made by the Company’s single member was $27,108 and is included in the Due to member balance on the balance sheet.

Financial Accounting Standards Board Accounting Standards Codification 740 (“ASC 740”) requires the Managing Member to determine whether any tax positions taken by the Company in any open tax year (including the Company’s entity status), are more likely than not to be sustained upon examination by the applicable taxing authority, including the resolution of any related appeals or litigation processes, based on the technical merits of the position.  Any positions that do not meet this threshold must be disclosed in the financial statements.  The adoption of ASC 740 did not have a material effect on these financial statements. The Company’s tax returns remain open for examination by tax authorities for a period of three years from when they are filed; the 2019, 2020, and 2021 Federal and New York State income tax returns are currently open for examination.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

March 31, 2022

Revenue Recognition:

The Company records management fees as they are earned based on services provided.  In May 2014, FASB issued ASU 2014-09, Revenue from Contracts with Customers: Topic 606, to supersede nearly all existing revenue recognition guidance under GAAP.  ASU 2014-2014-19 also requires new qualitative and quantitative disclosures, including disaggregation of revenues and descriptions of performance obligations. The Company adopted the provisions of this guidance on January 1, 2019 using the modified retrospective approach. The Company has performed an assessment of its revenue contracts and has not identified any material changes to the timing or amount of its revenue recognition under ASU 2014-09. The Company’s accounting policies did not change materially as a result of applying the principles of revenue recognition from ASU 2014-09 and are largely consistent with existing guidance and content practices applied by the Company.

Accrued Expenses:

Accrued expenses as of March 31, 2022 are primarily attributed to management’s allocation of estimated pro rata bonus amounts to be paid to employees for services performed during the current period. Accrued bonuses for the year ended December 31, 2021 were allocated by management based on a methodology largely driven by the Assets Under Management (AUM) of the underlying investment products. Bonuses are subjective and are based on numerous factors including, but not limited to, individual performance, the underlying funds’ performance, and profitability of the firm as well as the consideration of future outlook. Accrued bonus amounts can fluctuate due to a future perceived change in any one or more of these factors. Additionally, differences between historical, current and future personnel allocations could significantly impact the comparability of bonus expenses period over period.

(2)        Related Party Transactions

The Company and its sole member share certain staff, office facilities and administrative services.  The parties involved have agreed to allocate these expenses based on assets under management of each party.  The allocation of these expenses to the Company totaled $501,964 for the period ending March 31, 2022.  The total is reflected in the Statement of Operations in the categories for which the utilization of services relates.  Included in this total are compensation and benefits of $374,768 which includes employee compensation and benefits of employees of the sole member in the amount of $151,522 as well as compensation and benefits of the sole member’s owners in the amount of $223,246.  The allocation of $501,964 was partially offset by payments made to counterparties of the Member in the amount of $328,026.  The Company also owed $27,108 to its sole member for payments made on its behalf.  During the period the Company made a payment of $1,756,334 to its sole member.  The net of the above intercompany transactions, reduced the existing intercompany balance between the Company and its sole member resulting in a due to member balance at March 31, 2022 of $1,794,895.

Legal fees in the amount of $303,086 have been accrued by the sole member for the potential merger noted in the subsequent events section to these financial statements.  These legal fees are being paid by the sole member and not the responsibility of the Company.

The sole member of the Company actively manages mutual funds, private funds and separate accounts pursuant to various investment management and other agreements.  The Company has not executed such agreements and is not a party to these agreements.  For the abundance of caution, counterparties may in the future claim the Company should also be deemed a party and if successful, the Company could have contingent liabilities resulting from the actions or omissions of the sole member.   The Company and the sole member believe the Company should not be deemed responsible for liabilities of the sole member under such agreements.  There are no pending actions with respect to such agreements.

(3)        Due to Affiliate

The Company owes $1,794,895 to its sole member for net expenses allocated to it.  All intercompany expenses incurred during the year are due thirteen months after the calendar year-end upon 60 days written notice.  If no notice is given the date payment is due will extend for another 12 months with 0% interest.

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Notes to Financial Statements

March 31, 2022

(4)        Lease Commitments

In February 2016, the FASB issued (ASU) 2016-02, “Leases (Topic 842)”.  This update includes a lease accounting model that recognizes two types of leases – finance leases and operating leases. The standard requires that a lessee recognize on the statement of financial condition, assets and liabilities relating to leases with terms of more than twelve months. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee will depend on its classification as a finance or operating lease.

The above had no significant effect on these financial statements for the period ended March 31, 2022 as there were no leases with terms in excess of 12 months.

(5)        Cash and Cash Equivalents

The Company maintains its cash in bank deposit accounts and money market accounts which at times may exceed federally insured limits.  The Company has not experienced any losses in these accounts.

(6)        Concentration of Revenue

The Company is the adviser to four regulated Investment Companies under the CrossingBridge Family of Funds.  The advised funds are the CrossingBridge Low Duration High Yield Fund, CrossingBridge Ultra-Short Duration Fund, CrossingBridge Responsible Credit Fund, and the CrossingBridge Pre-Merger SPAC ETF.  The combined AUM for these advised funds was $724.43 million as of March 31, 2022.  The Company is also the sub-adviser to two 1940 Act regulated Mutual Funds with AUM totaling $822.01 million as of March 31, 2022.  The gross revenue from the sub-advised funds totaled $707,866 for the period ending March 31, 2022 and is included in the statement of operations.  The gross revenue from Company’s advised funds totaled $999,258 for the period ending March 31, 2022 and is included in the statement of operations.  If the Company were to lose a significant amount of assets under management, the Company’s revenue would also decrease.

(7)        Fair Value Measurements

The Company utilizes various methods to measure fair value of all of its investments on a recurring basis.  Generally accepted accounting principles establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level II – Observable inputs other than unadjusted quoted prices in active markets for identical assets or liabilities. All significant inputs are observable, either directly or indirectly. These inputs may include quoted prices for identical instruments in an inactive market, prices for similar instruments, yield curves, default rates, or other similar data.

Level III – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available.  Unobservable inputs reflect the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

March 31, 2022

The availability of observable inputs can vary and is affected by a variety of factors.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is the greatest for assets or liabilities categorized in Level III.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

The following table presents information about the Company’s assets measured at fair value as of March 31, 2022:

	Level 1 Quoted Prices In Active Markets for Identical Assets	Level 2 Significant Other Observable Inputs	Level 3 Significant Unobservable Inputs	Balance as of March 31, 2022
Investments in securities, at fair value	$2,262,239	$-	$-	$2,262,239

Level 1 investments include shares of CrossingBridge Ultra-Short Duration Fund and CrossingBridge Responsible Credit Fund, mutual funds for which the Company is the advisor.  There is no liquidity restriction in connection with these investments.

The following table presents information about CBA’s investments during the period ended March 31, 2022:

Cost Basis	Unrealized Gains (Losses)	Fair Market Value
$2,275,282	$(13,043)	$2,262,239

CROSSINGBRIDGE CARVE-OUT

Notes to Financial Statements

March 31, 2022

(8)        Subsequent Events

The Company has evaluated subsequent events through October 24, 2022, the date which the financial statements were available to be issued.  On December 29, 2021 the Company, along with Enterprise Diversified, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”), which was consummated on August 11, 2022 (the “Closing Date”).  On the Closing Date, as contemplated by the Merger Agreement, the Company became a wholly-owned subsidiary of ENDI Corp., a new parent entity that is a Delaware corporation (the “New Parent”), through a series of mergers (the “Mergers” and, collectively with the other transactions described in the Merger Agreement, the “Business Combination”).  On the Closing Date, all of the outstanding shares of Enterprise Diversified Inc.’s capital stock was exchanged for and converted into the right to receive shares of New Parent, which became Enterprise Diversified Inc.’s sole stockholder.  In order to effect the Mergers and Business Combination, New Parent formed two merger subsidiaries. The first merger subsidiary merged with and into Enterprise Diversified Inc. (the “First Merger”), with Enterprise Diversified Inc. as the surviving entity.  Upon consummation of the First Merger, Enterprise Diversified Inc. became a direct, wholly-owned subsidiary of New Parent. Coincidentally, concurrently with the First Merger, and as part of the same overall transaction, the second merger subsidiary merged with and into the Company (the “Second Merger”), with the Company as the surviving entity.  Upon consummation of the Second Merger, the Company also became a direct, wholly-owned subsidiary of New Parent.

Concurrently, on the Closing Date, the Company entered into a service agreement with its sole member, Cohanzick Management, LLC.  Certain designated employees of CrossingBridge Advisors, LLC will be made available to provide investment advisory, portfolio management, and other services to Cohanzick Management, LLC.  In return, Cohanzick Management, LLC will pay a quarterly fee equal to 0.05% per annum of Cohanzick Management’s weighted average AUM during such quarter.  Other shared costs will be allocated either pro-rata based on the weighted average AUM of the Company and its sole member during each quarter or by personnel assignments in accordance with the new agreement.

The Company does not note any other subsequent events requiring disclosure or adjustment to the financial statements.